SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  July 23, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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       Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                        21703
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Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
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                    Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

Documents incorporated by Reference

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31,1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 1999, and for periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-65481) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-20, and shall be deemed to be part hereof and thereof.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
(EX-23)                               Consent of KPMG LLP,
                                      independent certified public
                                      accountants of Ambac Assurance
                                      Corporation and subsidiaries in
                                      connection with Norwest Asset
                                      Securities Corporation, Mortgage
                                      Pass-Through Certificates, Series 1999-20

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST ASSET SECURITIES CORPORATION


July 23, 1999

                                   By:    /s/ Alan S. McKenney
                                          -----------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-23)           Consent of KPMG LLP,                           E
                  independent certified
                  public accountants of Ambac Assurance
                  Corporation and subsidiaries in connection with Norwest Asset Securities Corporation,
                  Mortgage Pass -Through Certificates,
                  Series 1999-20